EXHIBIT 99.1

Beginning in the third quarter of 2011, The Dow Chemical Company (“Dow” or the “Company”) is changing its reportable segments due to recent changes in the Company's organization. Following are the new segments along with key changes:

Electronic and Functional Materials

•	Formerly named Electronic and Specialty Materials

•	A portion of the Company's share of the results of Dow Corning Corporation, a joint venture of the Company, moved to Coatings and Infrastructure Solutions

•	Dow Water and Process Solutions moved to Coatings and Infrastructure Solutions

Coatings and Infrastructure Solutions

•	Formerly named Coatings and Infrastructure

•	Includes Dow Water and Process Solutions previously aligned with Electronic and Specialty Materials

•	Includes Performance Monomers previously aligned with Performance Products

•	Includes a portion of the Company's share of the results of Dow Corning Corporation previously aligned with Electronic and Specialty Materials

•	Dow Adhesives and Functional Polymers moved to Performance Plastics

Agricultural Sciences

•	Formerly named Health and Agricultural Sciences

Performance Materials

•	Reflects the combination of segments formerly named Performance Systems and Performance Products

•	Includes Chlorinated Organics previously aligned with Chemicals and Energy

•	Performance Monomers moved to Coatings and Infrastructure Solutions

•	Dow Elastomers and Dow Wire and Cable moved to Performance Plastics

Performance Plastics

•	Formerly named Plastics

•	Includes Dow Electrical and Telecommunications (formerly named Dow Wire and Cable) and Dow Elastomers previously aligned with Performance Systems

•	Includes Dow Adhesives and Functional Polymers previously aligned with Coatings and Infrastructure

•	Dow Adhesives and Functional Polymers and Dow Specialty Packaging and Films (previously part of Dow Elastomers) combined to form Dow Packaging and Converting

Feedstocks and Energy

•	Reflects the combination of segments formerly named Chemicals and Energy and Hydrocarbons

•	Chlorinated Organics moved to Performance Materials

The reporting changes are reflected in the following Corporate Profile and selected segment information for 2010 and 2011 by quarter, as if the changes had taken place on January 1, 2010.

Corporate Profile
Dow combines the power of science and technology with the “Human Element” to passionately innovate what is essential to human progress. The Company connects chemistry and innovation with the principles of sustainability to help address many of the world's most challenging problems such as the need for clean water, renewable energy generation and conservation, and increasing agricultural productivity. Dow's diversified industry-leading portfolio of specialty chemical, advanced materials, agrosciences and plastics businesses deliver a broad range of technology-based products and solutions to customers in approximately 160 countries and in high growth sectors such as electronics, water, energy, coatings and agriculture. In 2010, Dow had annual sales of $53.7 billion and employed approximately 50,000 people worldwide. The Company's more than 5,000 products are manufactured at 188 sites in 35 countries across the globe. The following descriptions of the Company's six operating segments include a representative listing of products for each business.

ELECTRONIC AND FUNCTIONAL MATERIALS
Applications: chemical mechanical planarization pads and slurries • chemical processing aids and intermediates • electronic displays • food and pharmaceutical processing and ingredients • home and personal care ingredients • hygiene and infection control • photolithography materials • printed circuit board materials • process and materials preservation • semiconductor packaging, connectors and industrial finishing

Dow Electronic Materials is a leading global supplier of materials for chemical mechanical planarization (CMP); materials used in the production of electronic displays, including brightness films, diffusers, metalorganic light emitting diode (LED) precursors and organic light emitting diode (OLED) materials; products and technologies that drive leading edge semiconductor design; materials used in the fabrication of printed circuit boards; and integrated metallization processes critical for interconnection, corrosion resistance, metal finishing and decorative applications. These enabling materials are found in applications such as consumer electronics, flat panel displays and telecommunications. Dow Electronic Materials includes Display Technologies, Growth Technologies, Interconnect Technologies and Semiconductor Technologies.

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Products: ACuPLANE™ CMP slurries; AR™ antireflective coatings; AUROLECTROLESS™ immersion gold process; COPPER GLEAM™ acid copper plating products; CYCLOTENE™ advanced electronics resins; DURAPOSIT™ electroless nickel process; ENLIGHT™ products for photovoltaic manufacturers; EPIC™ immersion photoresists; INTERVIA™ photodielectrics for advanced packaging; LITHOJET™ digital imaging processes; OPTOGRADE™ metalorganic precursors; VISIONPAD™ CMP pads

Functional Materials is a portfolio of businesses characterized by a vast global footprint, a broad array of unique chemistries, multi-functional ingredients and technology capabilities, combined with key positions in the pharmaceuticals; food, home and personal care; and industrial specialty industries. These technology capabilities and market platforms enable the businesses to develop innovative solutions that address modern societal needs for clean water and air; material preservation; and improved health care, disease prevention, nutrition and wellness. Functional Materials includes Dow Home and Personal Care, Dow Microbial Control, Dow Wolff Cellulosics and Performance Additives.

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Products and Services: Acrolein derivatives; ACUDYNE™ hair fixative resins; ACULYN™ rheology modifiers; ACUMER™ scale inhibitors and dispersants; ACUSOL™ detergent polymers, dispersants, opacifiers and rheology modifiers; AMBERCHROM™ chromatography resins; ANGUS™ nitroalkanes and derivatives; AQUCAR™ water treatment microbiocides; ASC METATIN™ dimethyltin catalyst; AUTOMATE™ liquid dyes; BIOBAN™ biocide for material preservation; CELLOSIZE™ hydroxyethyl cellulose; CLEAR+STABLE™ carboxymethyl cellulose; Divinylbenzene; DUOLITE™ pharmaceutical grade resins; DURAGREEN™ and DURAPLUS™ floor care polymers; ECOSMOOTH™ silk conditioning polymers; ECOSURF™ biodegradable surfactants; ETHOCEL™ ethylcellulose polymers; GLUTEX™ sanitizers and cleaners; KATHON™ preservatives; KLARIX™ algicides; METHOCEL™ cellulose ethers; NEOLONE™ preservatives for personal care; OPULYN™ opacifiers; POLYOX™ water-soluble resins; PRIMENE™ amines; Quaternaries; SATISFIT™ Weight Care Technology; SILVADUR™ antimicrobial; Sodium borohydride products; SOFTCAT™ polymers; SOLTERRA™ Boost inorganic SPF booster; SOLTEX™ waterproofing polymer; SUNSPHERES™ SPF boosters; UCARE™ polymers; UCARHIDE™ opacifier; UCON™ fluids; VENPURE™ reducing agents; VERSENE™ chelating agents; Vinylbenzyl chloride; VINYZENE™ antimicrobials for plastics; WALOCEL™ cellulose polymers; WALSRODER™ nitrocellulose; ZinClear™ IM zinc oxide dispersions

The Electronic and Functional Materials segment also includes a portion of the Company's share of the results of Dow Corning Corporation, a joint venture of the Company.

COATINGS AND INFRASTRUCTURE SOLUTIONS
Applications: building and construction, insulation and weatherization, roofing membrane systems, adhesives and sealants • cellulosic-based construction additives • construction materials (vinyl siding, vinyl windows, vinyl fencing) • flexible and rigid packaging • general mortars and concrete, cement modifiers and plasters, tile adhesives and grouts • house and traffic paints • metal coatings • pipeline coatings • transportation and corrosion protection • water purification

Dow Building and Construction is comprised of three global businesses - Dow Building Solutions, Dow Construction Chemicals and Dow Solar Solutions - that offer extensive lines of industry-leading insulation, housewrap, sealant and adhesive products and systems, as well as construction chemical solutions and building-integrated photovoltaics. Through its strong sales support, customer service and technical expertise, Dow Building Solutions provides meaningful solutions for improving the energy efficiency in homes and buildings today, while also addressing the industry's emerging needs and demands. Dow Construction Chemicals provides solutions for increased durability, greater water resistance and lower systems costs. As a leader in insulation solutions, the business' products help curb escalating utility bills, reduce a building's carbon footprint and provide a more comfortable indoor environment. Dow Solar Solutions is focused on developing the next generation of solar energy products to help solve global energy challenges.

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Products: AQUASET™ acrylic thermosetting resins; CELLOSIZE™ hydroxyethyl cellulose; DOW™ latex powders; FROTH-PAK™ polyurethane spray foam; GREAT STUFF™ polyurethane foam sealant; INSTA-STIK™ roof insulation adhesive; METHOCEL™ cellulose ethers; POWERHOUSE™ solar shingle; RHOPLEX™ aqueous acrylic polymer emulsions; STYROFOAM™ brand insulation products (including extruded polystyrene and polyisocyanurate rigid foam sheathing products); THERMAX™ insulation; TILE BOND™ roof tile adhesive; WEATHERMATE™ weather barrier solutions (housewraps, sill pans, flashings and tapes)

Dow Coating Materials is the largest coatings supplier in the world and a premier supplier of raw materials for architectural paints and industrial coatings. The business manufactures and delivers solutions that leverage high quality, technologically advanced product offerings for paint and coatings. The business also offers technologies used in industrial coatings applications, including packaging, pipelines, wood, automotive, marine, maintenance and protective industries. The business is also the leader in the conversion of solvent to water-based technologies, which enable customers to offer more environmentally friendly products, including low volatile organic compound (VOC) paints and other sustainable coatings.

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Products: ACRYSOL™ rheology modifiers; AVANSE™, ELASTENE™, PRIMAL™ and RHOPLEX™ acrylics; CELLOSIZE™ hydroxyethyl cellulose; D.E.H.™ curing agent and intermediates; D.E.N.™ and D.E.R.™ liquid and epoxy resins; DOWFAX™, ECOSURF™ SA, TERGITOL™ and TRITON™ surfactants; EVOQUE™ Pre-Composite Polymer Technology; FORTEGRA™ epoxy tougheners; OROTAN™ and TAMOL™ dispersants; ROPAQUE™ opaque polymers

Dow Water and Process Solutions is a leading water purification and separation technology supplier, developing cost-effective technologies for water purification, desalination and separation solutions for specialty applications that make water safer, cleaner and more available; food better tasting; and pharmaceuticals more effective.

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Products: ADSORBSIA™ titanium-based media; AMBERJET™, AMBERLITE™, AMBERLYST™ and DOWEX™ ion exchange resins; AMBERLYST™ and DOWEX™ catalysts; DOW™ electrodeionization; DOW™ ultrafiltration; DOWEX™ OPTIPORE™ polymeric adsorbent resins; FILMTEC™ reverse osmosis and nanofiltration membrane elements

The Performance Monomers business produces specialty monomer products that are sold externally as well as consumed internally as building blocks used in downstream polymer businesses. The business' products are used in several applications, including cleaning materials, personal care products, paints, coatings and inks.

•	Products: Acrylic acid/acrylic esters; ACUMER™, ACUSOL™, DURAMAX™, OPTIDOSE™, ROMAX™ and TAMOL™ dispersants; Methyl methacrylate

The Coatings and Infrastructure Solutions segment also includes a portion of the Company's share of the results of Dow Corning Corporation, a joint venture of the Company.

AGRICULTURAL SCIENCES
Applications: agricultural seeds, traits (genes) and oils • control of weeds, insects and plant diseases for agriculture and pest management

Dow AgroSciences is a global leader in providing agricultural and plant biotechnology products, pest management solutions and healthy oils. The business invents, develops, manufactures and markets products for use in agriculture, industrial and commercial pest management, and food service.

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Products: AGROMEN™ seeds; BRODBECK™ seed; CLINCHER™ herbicide; DAIRYLAND™ seed; DELEGATE™ insecticide; DITHANE™ fungicide; SmartStax™; FORTRESS™ fungicide; GARLON™ herbicide; GLYPHOMAX™ herbicide; GRANITE™ herbicide; HERCULEX™ I, HERCULEX™ RW and HERCULEX™ XTRA insect protection; KEYSTONE™ herbicides; LAREDO™ fungicide; LONTREL™

herbicide; LORSBAN™ insecticides; MILESTONE™ herbicide; MUSTANG™ herbicide; MYCOGEN™ seeds; NEXERA™ canola and sunflower seeds; PHYTOGEN™ cottonseeds; PROFUME™ gas fumigant; RENZE™ seeds; SENTRICON™ termite colony elimination system; SIMPLICITY™ herbicide; STARANE™ herbicide; TELONE™ soil fumigant; TORDON™ herbicide; TRACER™ NATURALYTE™ insect control; TRIUMPH™ seed; VIKANE™ structural fumigant; WIDESTRIKE™ insect protection

The Agricultural Sciences segment also includes the results of the AgroFresh business, providing a portfolio of products used for maintaining the freshness of fruits, vegetables and flowers.

PERFORMANCE MATERIALS
Applications: adhesives • aircraft and runway deicing fluids • appliances • automotive interiors, exteriors, under-the-hood and body engineered systems • bedding • caps and closures • carpeting • chelating agents • chemical intermediates • civil engineering • cleaning products • composites • construction • corrosion inhibitors • detergents, cleaners and fabric softeners • electrical castings, potting and encapsulation and tooling • electrical laminates • electronics • flavors and fragrances • flooring • footwear • furniture • gas treatment • gaskets and sealing components • heat transfer fluids • home and office furnishings • industrial coatings • manufactured housing and modular construction • mattresses • medical equipment • metalworking fluids • mining • packaging • pipe treatment • pressure sensitive adhesives • sealants • surfactants • transportation • vinyl exteriors • waterproofing membranes

The Amines business is the world's largest producer of ethanolamines and a leading global provider of ethyleneamines, isopropanolamines and chelants. These products are used in a wide variety of applications, including lube oil additives, wet-strength resins, metalworking fluids, liquid detergents, personal care products, and herbicide and fungicide formulations for the agricultural industry.

•	Products: Alkyl alkanolamines; Ethanolamines; Ethyleneamines; Isopropanolamines; VERSENE™ chelating agents

The Chlorinated Organics business is the world's largest supplier of chlorinated organic products and services for intermediates, which are used in the production of fluoropolymers, refrigerants, methyl cellulose, quaternary ammonium compounds and silicones; and solvents, which are used as process agents in chemicals manufacturing, surface preparation, dry cleaning and pharmaceuticals.

•	Products: Chloroform; Methyl chloride; Methylene chloride; Perchloroethylene; Trichloroethylene; Vinylidene chloride

Dow Automotive Systems is a leading global provider of technology-driven solutions that meet consumer demands for vehicles that are safer, stronger, quieter, lighter, and more comfortable and stylish. The business provides adhesives, glass bonding systems, emissions control technology, performance plastics, polyurethane products and systems, films, fluids and acoustical management solutions to original equipment manufacturers and tier, aftermarket and commercial transportation customers. With offices and application development centers around the world, Dow Automotive Systems provides materials science expertise and comprehensive technical capabilities to its customers worldwide.

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Products: AERIFY™ diesel particulate filters; BETAFOAM™ NVH acoustical foams; BETAFORCE™ structural composite bonding systems; BETAMATE™ structural adhesives; BETASEAL™ glass bonding systems; BETATECH™ high performance elastic adhesive sealer; DOW™ polyethylene resins; ENGAGE™ polyolefin elastomers; IMPAXX™ energy management foam; INTEGRAL™ adhesive films; NORDEL™ hydrocarbon rubber; Premium brake fluids; ROBOND™ acrylic adhesives; SPECFLEX™ semi-flexible polyurethane foam systems; UCON™ fluids; VORAFORCE™ composite systems

Dow Formulated Systems manufactures and markets custom formulated, rigid and semi-rigid, flexible, integral skin and microcellular polyurethane foams and systems and tailor-made epoxy solutions and systems. These products are used in a broad range of applications, including appliances, athletic equipment, automotive, bedding, construction, decorative molding, furniture, shoe soles and wind turbines.

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Products: AIRSTONE™ epoxy systems; COMPAXX™ foam core systems; DIPRANE™ polyurethane elastomers; ENFORCER™ Technology and ENHANCER™ Technology for carpet and turf backing; HYPERKOTE™, TRAFFIDECK™ and VERDISEAL™ waterproofing systems; HYPERLAST™, DURAMOULD™ and DURELAST™ polyurethane systems; HYPOL™ hydrophilic polyurethane prepolymers;

VORACOR™ rigid foam systems; VORATHERM™ polyisocyanurate; VORATRON™ electrical encapsulation systems

Dow Plastic Additives is a worldwide supplier of additives and solutions used in a large variety of applications ranging from construction materials and packaging containers to consumer appliances and electronics, business machines and automotive parts. These additives and solutions improve impact strength, clarity, chemical and heat resistance, weather resistance and color retention properties of base polymers. They also aid in the processing of plastics by increasing melt strength, heat stability and lubricity, thereby enabling plastics processors to achieve greater output rates and increased efficiency without loss of quality.

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Products: ACRYLIGARD™ CS capstock polymers; ADVALUBE™ specialty lubricants; ADVAPAK™ lubricant/stabilizer one-packs for vinyl pipe processing; ADVASTAB™ and ADVASTAB™ NEO thermal stabilizer; PARALOID™ and PARALOID™ EXL impact modifiers and processing aids; SURECEL™ foam cell promoters; TYRIN™ chlorinated polyethylene

The Epoxy business is a supplier of epoxy resins and intermediates that serves a diverse array of end-markets and applications, including electrical laminates, civil engineering, composites, infrastructure and consumer goods. The business is one of the most vertically-integrated epoxy suppliers in the world. This position helps provide cost advantages and economies of scale across the value chain, as well as dependable product and service delivery around the globe.

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Products: D.E.H.™ epoxy curing agents or hardeners; D.E.N.™ epoxy novolac resins; D.E.R.™ epoxy resins (liquids, solids and solutions); Epoxy intermediates (acetone, allyl chloride, epichlorohydrin and phenol); FORTEGRA™ epoxy tougheners; PROLOGIC™ epoxy specialty materials

The Oxygenated Solvents business is the world's largest producer of oxygenated solvents, with the leading position in butanol, E- and P-series glycol ethers, as well as several other products in its portfolio. The business offers the broadest range of solvents for servicing a diverse mix of end-use markets and applications, including paints and coatings, cleaning products, inks, electronics, pharmaceuticals, mining, personal care and other applications.

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Products: Acetic esters; Acetone derivatives; Aldehydes; Butyl CARBITOL™ and Butyl CELLOSOLVE™ solvents; Carboxylic acids; DOWANOL™ glycol ethers; ECOSOFT™ IK solvent; Oxo alcohols and acids; PROGLYDE™ DMM solvent; UCAR™ propionates

The Polyglycols, Surfactants and Fluids business is one of the world's leading suppliers of polyglycols and surfactants, with a broad range of products and technology and a proven record of performance and economy. The business also produces a broad line of lubricants, hydraulic fluids, aircraft deicing fluids and thermal fluids, with some of the most recognized brand names in the industry. Product applications include chemical processing, cleaning, heating, cooling, food and beverage processing, fuel additives, paints and coatings, pharmaceuticals and silicone surfactants.

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Products: CARBOWAX™ and CARBOWAX SENTRY™ polyethylene glycols and methoxypolyethylene glycols; DOW™ polypropylene glycols; DOW SYMBIO™ base fluid; DOWFAX™, TERGITOL™ and TRITON™ surfactants; DOWFROST™ and DOWTHERM™ heat transfer fluids; ECOSURF™ biodegradable surfactants; SYNALOX™ lubricants; UCAR™ deicing fluids; UCON™ fluids

The Polyurethanes business is a leading global producer of polyurethane raw materials. Dow's polyurethane products offer a broad range of solutions for flexible foam, rigid foam, coating, adhesive, sealant, and elastomer applications and are used in a variety of end-markets, including appliances, automotive, bedding, construction, electronics, flooring, footwear, furniture and packaging. The business is the leading global producer of propylene oxide (PO) and propylene glycol (PG) - offering PO via both a traditional process and a sustainable hydrogen peroxide to propylene oxide (HPPO) manufacturing technology, and a portfolio of PG products for a wide variety of applications.

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Products: ECHELON™ polyurethane prepolymer; ISONATE™ modified, pure and polymeric methylene diphenyl diisocyanate (MDI); PAPI™ polymeric MDI; Propylene glycol portfolio, including DOW PURAGUARD™ PG USP/EP, propylene glycol USP/EP, PG industrial grade, dipropylene glycol regular and LO+ grades, and tripropylene glycol regular and acrylate grades; Propylene oxide; VORALUX™, VORAMER™, VORANOL™, VORANOL™ VORACTIV™ and VORATEC™ polyether and copolymer polyols; VORANATE™ isocyanate; VORASURF™ surfactants

The Performance Materials segment also includes the results of Dow Fiber Solutions, providing differentiated fibers and process improvements to the textile industry; Dow Haltermann, a provider of world-class contract manufacturing services to companies in the fine and specialty chemicals and polymers industries; Dow Oil and Gas, providing products for use in exploration and production, refining and gas processing, transportation, and fuel and lubricant performance; and SAFECHEM, a wholly owned subsidiary that manufactures closed-loop systems to manage the risks associated with chlorinated solvents. The segment also includes a portion of the results of the SCG‑Dow Group, joint ventures of the Company.

Divestiture:

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On March 2, 2010, Dow announced the entry into a definitive agreement to sell Styron to an affiliate of Bain Capital Partners; the transaction closed on June 17, 2010. Businesses and products sold within the Performance Materials segment included Emulsion Polymers (styrene-butadiene latex), supporting customers in paper and paperboard applications, as well as carpet and artificial turf backings; Synthetic Rubber; and certain products from Dow Automotive Systems; all of which were reported in the Performance Materials segment through the date of the divestiture.

PERFORMANCE PLASTICS
Applications: adhesives • agricultural films • appliances and appliance housings • automotive parts and trim • beverage bottles • bins, crates, pails and pallets • building and construction • coatings • consumer and durable goods • consumer electronics • disposable diaper liners • fibers and nonwovens • food and specialty packaging • hoses and tubing • household and industrial bottles • housewares • hygiene and medical films • industrial and consumer films and foams • information technology • leather, textile, graphic arts and paper • oil tanks and road equipment • plastic pipe • processing aids for plastic production • tapes and labels • toys, playground equipment and recreational products • wire and cable insulation and jacketing materials for power utility and telecommunications

Dow Elastomers offers a unique set of elastomer products for customers worldwide. The business is focused on delivering innovative solutions that allow for differentiated participation in multiple industries and applications. The business offers a broad range of performance elastomers and plastomers, specialty copolymers and synthetic rubber. Key applications include adhesives, automotive, building and construction, hygiene and medical, and consumer solutions.

•	Products: AFFINITY™ polyolefin plastomers; ENGAGE™ polyolefin elastomers; INFUSE™ olefin block copolymers; NORDEL™ hydrocarbon rubber; VERSIFY™ plastomers and elastomers

Dow Electrical and Telecommunications is a leading global provider of products, technology, solutions and expertise that set standards for reliability, longevity, efficiency, ease of installation and protection used by the power and telecommunications industries in the transmission, distribution and consumption of power, voice and data. Dow Electrical and Telecommunications collaborates with cable makers, other industry suppliers, utilities, municipalities, testing institutes and other organizations around the world to develop solutions and create mutual value that will sustain these industries for years to come.

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Products: ENGAGE™ polyolefin elastomers; NORDEL™ hydrocarbon rubber; SI-LINK™ and REDI-LINK™ moisture crosslinkable polyethylene-based wire and cable insulation compounds; TYRIN™ chlorinated polyethylene; UNIGARD™ flame retardant compound for specialty wire and cable applications

Dow Packaging and Converting is a portfolio of businesses that primarily manufacture sticking and bonding solutions and specialty films for a wide range of applications, including adhesive tapes and paper labels, flexible packaging, film substrates, industrial and consumer films and foams, leather, rigid packaging, and textile and imaging. These products are supported with market recognized best-in-class technical support and end-use application knowledge. Many of the businesses' water-borne technologies are well-positioned to support environmentally preferred applications.

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Products: ADCOTE™ and AQUA-LAM™ laminating adhesives; AMPLIFY™ functional polymers; DOW™ Adhesive Film; DOW™ Medical Packaging Film; DOW™ very low density polyethylene; ENLIGHT™ polyolefin encapsulant films; INTEGRAL™ adhesive films; MOR-FREE™ solventless adhesives; NYLOPAK™ nylon barrier films; OPTICITE™ films; PRIMACOR™ copolymers; PROCITE™ window envelope films; ROBOND™ acrylic adhesives; SARAN™ barrier resins; SARANEX™ barrier films; SEALUTION™ peel polymers; SERFENE™ barrier coatings; Solvent-based polyurethanes and polyesters; TRENCHCOAT™

protective films; TRYCITE™ polystyrene film; TYBRITE™ clear packaging film; TYMOR™ tie resins

The Polyethylene business is the world's leading supplier of polyethylene-based solutions through sustainable product differentiation. With multiple catalyst and process technologies, the business offers customers one of the industry's broadest ranges of polyethylene resins. With its industry-leading portfolio of product and technology solutions, the business primarily serves performance packaging and hygiene and medical end-markets.

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Products: ASPUN™ fiber grade resins; ATTANE™ ultra low density polyethylene (ULDPE) resins; CONTINUUM™ bimodal polyethylene resins; DOW™ high density polyethylene (HDPE) resins; DOW™ low density polyethylene (LDPE) resins; DOWLEX™ polyethylene resins; ELITE™ enhanced polyethylene (EPE) resins; TUFLIN™ linear low density polyethylene (LLDPE) resins; UNIVAL™ HDPE resins

The Polypropylene business is a major global polypropylene supplier that provides a broad range of products and solutions tailored to customer needs by leveraging Dow's leading manufacturing and application technology, research and product development expertise, extensive market knowledge and strong customer relationships.

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Products: DOW™ homopolymer polypropylene resins; DOW™ impact copolymer polypropylene resins; DOW™ random copolymer polypropylene resins; INSPIRE™ performance polymers; UNIPOL™ PP process technology; SHAC™ and SHAC™ ADT catalyst systems

The Performance Plastics segment also includes the results of the Plastics Licensing and Catalyst business. The segment also includes the results of Equipolymers and Univation Technologies, LLC (which licenses the UNIPOL™ polyethylene process and sells related catalysts, including metallocene catalysts), as well as a portion of the results of EQUATE Petrochemical Company K.S.C., The Kuwait Olefins Company K.S.C. and the SCG‑Dow Group, all joint ventures of the Company.

Divestiture:

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On March 2, 2010, Dow announced the entry into a definitive agreement to sell Styron to an affiliate of Bain Capital Partners; the transaction closed on June 17, 2010. Businesses sold within the Performance Plastics segment included Styrenics (polystyrene, acrylonitrile butadiene styrene, styrene acrylonitrile and expandable polystyrene), a global leader in the production of polystyrene resins; Polycarbonate and Compounds and Blends; and the Company's 50-percent ownership interest in Americas Styrenics LLC, a nonconsolidated affiliate; all of which were reported in the Performance Plastics segment through the date of the divestiture.

FEEDSTOCKS AND ENERGY
Applications: agricultural products • alumina • automotive antifreeze and coolant systems • carpet and textiles • chemical processing • dry cleaning • household cleaners and plastic products • inks • metal cleaning • packaging, food and beverage containers • paints, coatings and adhesives • personal care products • petroleum refining • pharmaceuticals • plastic pipe • polymer and chemical production • power • protective packaging • pulp and paper manufacturing • soaps and detergents • water treatment

The Chlor-Alkali/Chlor-Vinyl business focuses on the production of chlorine for consumption by Dow's downstream derivative businesses, as well as production, marketing and supply of ethylene dichloride, vinyl chloride monomer and caustic soda. These products are used for applications such as alumina production, pulp and paper manufacturing, soaps and detergents, and building and construction. Dow is the world's largest producer of both chlorine and caustic soda.

•	Products: Caustic soda; Chlorine; Ethylene dichloride (EDC); Hydrochloric acid; Vinyl chloride monomer (VCM)

The Energy business supplies power, steam and other utilities, principally for use in Dow's global operations.

•	Products: Power, steam and other utilities

The Ethylene Oxide/Ethylene Glycol business is the world's largest producer of purified ethylene oxide, principally used in Dow's downstream performance derivatives. Dow is also a key supplier of ethylene glycol to MEGlobal, a 50:50 joint venture and a world leader in the manufacture and marketing of merchant monoethylene glycol and diethylene glycol. Ethylene glycol is used in polyester fiber, polyethylene terephthalate (PET) for food and beverage container applications, polyester film, and aircraft and runway deicers.

•	Products: Ethylene oxide (EO); Ethylene glycol (EG); METEOR™ EO/EG process technology and catalysts

The Hydrocarbons business encompasses the procurement of natural gas liquids and crude oil-based raw materials, as well as the supply of monomers, principally for use in Dow's global operations. The business regularly sells its by-products and buys and sells products in order to balance regional production capabilities and derivative requirements. The business also sells products to certain Dow joint ventures. Dow is the world leader in the production of olefins and aromatics.

•	Products: Benzene; Butadiene; Butylene; Cumene; Ethylene; Propylene; Styrene

The Feedstocks and Energy segment also includes the results of Compañía Mega S.A., MEGlobal and a portion of the results of EQUATE Petrochemical Company K.S.C., The Kuwait Olefins Company K.S.C. and the SCG-Dow Group, all joint ventures of the Company.

Divestiture:

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On March 2, 2010, Dow announced the entry into a definitive agreement to sell Styron to an affiliate of Bain Capital Partners; the transaction closed on June 17, 2010. Businesses and products sold within the Feedstocks and Energy segment included certain styrene monomer assets, which were reported in the Feedstocks and Energy segment through the date of the divestiture.

Corporate includes the results of Ventures (which includes new business incubation platforms focused on identifying and pursuing new commercial opportunities); Venture Capital; non-business aligned technology licensing and catalyst activities; the Company's insurance operations and environmental operations; enterprise level mega project activities; and certain corporate overhead costs and cost recovery variances not allocated to the operating segments.

™ Trademarks of The Dow Chemical Company (“Dow”) or an affiliated company of Dow.
Agromen is a trademark of Agromen Sementes Agricolas Ltda.
SmartStax is a trademark of Monsanto Technology LLC. SmartStax multi-event technology developed by Dow AgroSciences and Monsanto.
ZinClear is a trademark of Antaria Limited.

Selected Segment Information
	Three months ended				Year ended	Three months ended		Six months ended
In millions (Unaudited)	Mar 31, 2010	Jun 30, 2010	Sep 30, 2010	Dec 31, 2010	Dec 31, 2010	Mar 31, 2011	Jun 30, 2011	Jun 30, 2011
Sales by operating segment
Electronic and Functional Materials	$993	$1,064	$1,087	$1,059	$4,203	$1,134	$1,197	$2,331
Coatings and Infrastructure Solutions	1,581	1,734	1,734	1,547	6,596	1,732	2,002	3,734
Agricultural Sciences	1,369	1,276	948	1,276	4,869	1,606	1,500	3,106
Performance Materials	3,587	3,654	3,311	3,405	13,957	3,541	3,858	7,399
Performance Plastics	3,905	3,936	3,540	3,879	15,260	4,043	4,441	8,484
Feedstocks and Energy	1,892	1,883	2,176	2,506	8,457	2,588	2,963	5,551
Corporate	90	71	72	99	332	89	85	174
Total	$13,417	$13,618	$12,868	$13,771	$53,674	$14,733	$16,046	$30,779

EBITDA (1) by operating segment
Electronic and Functional Materials	$217	$281	$277	$277	$1,052	$257	$287	$544
Coatings and Infrastructure Solutions	250	347	382	251	1,230	250	368	618
Agricultural Sciences	384	196	(12)	72	640	406	287	693
Performance Materials	421	443	513	337	1,714	564	481	1,045
Performance Plastics	852	871	900	942	3,565	981	958	1,939
Feedstocks and Energy	95	70	154	152	471	248	254	502
Corporate	(438)	(327)	(432)	(275)	(1,472)	(764)	(303)	(1,067)
Total	$1,781	$1,881	$1,782	$1,756	$7,200	$1,942	$2,332	$4,274

EBITDA excluding certain items (2) by operating segment
Electronic and Functional Materials	$225	$281	$277	$277	$1,060	$257	$287	$544
Coatings and Infrastructure Solutions	258	359	382	251	1,250	250	368	618
Agricultural Sciences	384	196	(12)	72	640	406	287	693
Performance Materials	421	402	513	449	1,785	564	481	1,045
Performance Plastics	852	861	898	947	3,558	981	958	1,939
Feedstocks and Energy	95	70	154	152	471	248	254	502
Corporate	(412)	(289)	(301)	(240)	(1,242)	(261)	(293)	(554)
Total	$1,823	$1,880	$1,911	$1,908	$7,522	$2,445	$2,342	$4,787

Equity in earnings (losses) of nonconsolidated affiliates by operating segment
Electronic and Functional Materials	$27	$26	$23	$30	$106	$24	$25	$49
Coatings and Infrastructure Solutions	86	86	75	96	343	68	79	147
Agricultural Sciences	2	(1)	2	(1)	2	3	—	3
Performance Materials	9	4	(4)	7	16	(5)	(4)	(9)
Performance Plastics	65	59	58	72	254	62	59	121
Feedstocks and Energy	121	75	98	113	407	155	138	293
Corporate	(6)	(5)	(1)	(4)	(16)	(9)	(6)	(15)
Total	$304	$244	$251	$313	$1,112	$298	$291	$589

(1)
The Company uses EBITDA (which Dow defines as earnings (i.e., "Net Income") before interest, income taxes, depreciation and amortization) as its measure of profit/loss for segment reporting purposes. EBITDA includes all operating items related to the businesses, except depreciation and amortization, and excludes items that principally apply to the Company as a whole. A reconciliation of EBITDA to "Net Income Available for The Dow Chemical Company Common Stockholders" is provided below:

	Three months ended				Year ended	Three months ended		Six months ended
In millions (Unaudited)	Mar 31, 2010	Jun 30, 2010	Sep 30, 2010	Dec 31, 2010	Dec 31, 2010	Mar 31, 2011	Jun 30, 2011	Jun 30, 2011
EBITDA	$1,781	$1,881	$1,782	$1,756	$7,200	$1,942	$2,332	$4,274
- Depreciation and amortization	757	734	716	755	2,962	731	697	1,428
+ Interest income	7	10	7	13	37	7	10	17
- Interest expense and amortization of debt discount	376	367	362	368	1,473	377	328	705
Income Before Income Taxes	$655	$790	$711	$646	$2,802	$841	$1,317	$2,158
- Provision for income taxes	103	131	114	133	481	120	240	360
- Net income attributable to noncontrolling interests	1	8	—	2	11	11	10	21
- Preferred stock dividends	85	85	85	85	340	85	85	170
Net Income Available for The Dow Chemical Company Common Stockholders	$466	$566	$512	$426	$1,970	$625	$982	$1,607

(2)

Impact of Certain Items on EBITDA	Three months ended				Year ended	Three months ended		Six months ended
In millions (Unaudited)	Mar 31, 2010	Jun 30, 2010	Sep 30, 2010	Dec 31, 2010	Dec 31, 2010	Mar 31, 2011	Jun 30, 2011	Jun 30, 2011
Cost of sales:
Labor-related litigation matter	$—	$—	$(50)	$—	$(50)	$—	$—	$—
Asset impairments and related costs	—	—	—	(91)	(91)	—	—	—
Restructuring (charges) credit	(16)	(13)	—	3	(26)	—	—	—
Acquisition-related integration costs	(26)	(37)	(35)	(45)	(143)	(31)	—	(31)
Asbestos-related credit	—	—	—	54	54	—	—	—
Sundry income (expense) - net:
Gain (Loss) on divestiture of Styron	—	51	2	(26)	27	—	—	—
Obligation related to past divestiture	—	—	—	(47)	(47)	—	—	—
Loss on early extinguishment of debt	—	—	(46)	—	(46)	(472)	(10)	(482)
Total	$(42)	$1	$(129)	$(152)	$(322)	$(503)	$(10)	$(513)